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                                                                   Exhibit 10.32

                         COMMON STOCK PURCHASE AGREEMENT

      THIS COMMON STOCK PURCHASE AGREEMENT ("AGREEMENT") is entered into as of April 21, 2004 between Redline Performance Products, Inc., a Minnesota corporation (the "COMPANY"), and the purchaser who is a signatory hereto ("PURCHASER").

1.)   Purchase and Sale of Common Stock.

(a) Sale to Purchasers. Subject to the terms and conditions hereof, the Company will issue and sell to Purchaser that number of shares of the Company's Common Stock set forth on the Purchaser Signature Page (such shares and any securities which may be issued to Purchaser with respect to such shares, such as pursuant to a stock split or stock dividend, are referred to herein as the "SHARES") at a per share price equal to One and 60/100 Dollars ($1.60) (the "PURCHASE PRICE")

(b) Payment of Purchase Price. Upon execution of this Agreement, Purchaser will pay the Purchase Price to the Company in immediately available funds.

2.)   Delivery of Stock Certificates. Upon execution of this Agreement by
Purchaser and the Company and upon payment of the Purchase Price by Purchaser, the Company will promptly issue the Shares to Purchaser either in the form of a certificate registered in the name of Purchaser or by recording such issuance on the Company's electronic stock records, as may be directed by the Company to its transfer agent and registrar.

3.)   Definitions. The following terms shall have the meanings set forth herein:

(a) "COMMISSION" shall mean the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.

(b) "COMMON STOCK" shall mean the Company's $0.01 par value per share common stock.

(c) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar United States federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

(d)   "HOLDER" shall mean a holder of Registrable Securities.

(e) "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Section 6(c) hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.

(f) "REGISTRABLE SECURITIES" shall mean (i) the Shares, and (ii) any shares of Common Stock issued or issuable in respect of such Shares upon any stock split, stock dividend, recapitalization or similar event. Shares of Common Stock or other securities shall not be treated as Registrable Securities if (A) they have been sold to or through a broker or dealer or underwriter in a public

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distribution or a public securities transaction; or (B) they have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale; or (C) with respect to which the registration rights of the holder thereof have expired pursuant to Section 6(c)(9) hereof.

(g) The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

(h) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar United States federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

(i) "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions, stock transfer taxes and fees of counsel to holders of Registrable Securities applicable to the securities registered by such.

4.)   Purchaser Representations and Warranties. Purchaser represents and warrants to the Company, its directors, officers, employees and agents as follows (by execution hereof, Purchaser acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws):

(a) Purchaser has been advised that (i) the sale of the Shares to Purchaser has not been registered under the Securities Act on the grounds, among others, that it will be exempt from registration under Section 4(2) of the Securities Act as a transaction not involving a public offering; (ii) reliance upon such exemption or other exemptions is predicated in part on Purchaser's representation that Purchaser is acquiring such Shares for investment for the Purchaser's own account with no present intention of dividing Purchaser's participation with others or reselling or otherwise distributing the same, and Purchaser alone shall have the full legal and equitable right, title and interest in the Shares; and (iii) Purchaser's representations, including the foregoing, are essential to the reliance of the Company upon exemptions from registration or qualification of this transaction or the Shares under applicable state securities laws.

(b) Purchaser understands that this transaction has not been scrutinized by the Commission or by any state securities or other authority and, because of the small number of persons purchasing Shares and the private nature of the placement, that all documents, records, and books pertaining to this investment have been made available to Purchaser and Purchaser's representatives, such as attorneys, accountants and/or purchaser representatives.

(c) Purchaser is purchasing the Shares for the account of Purchaser for investment purposes only and not with a view to their resale or distribution. Purchaser has no present intention to divide his, her or its participation with others or to resell or otherwise dispose of all or any part of the Shares. In making these representations, Purchaser understands that, in the view of the

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Commission, the exemption of the sale of the Shares from the registration requirements of the Securities Act would not be available if, notwithstanding the representations of Purchaser, Purchaser has in mind merely acquiring the Shares for resale upon the occurrence or non-occurrence of some predetermined event.

(d) Purchaser understands that the subsequent transfer of the Shares will be restricted, and that the effect of the restrictions on the transfer of the Shares include the facts, among others, that (i) Purchaser will not have liquidity with respect to the Shares for an indefinite period of time and in no event less than one year from the date of purchase, and (ii) Purchaser will be unable to sell, encumber or otherwise transfer the Shares unless there is an effective registration statement covering such disposition under the Securities Act, and effective registrations and qualifications under applicable state law, or exemptions from such registrations or qualifications under the Securities Act and state law are applicable.

(e) At such time as Purchaser determines to dispose of all or any part of the Shares, Purchaser understands that Purchaser must first notify the Company, and that the Company may require an opinion of its attorney, of Purchaser's attorney, or both, that such disposition will not negate Purchaser's intent as expressed herein, and that, in view of the exemption claimed, such disposition will be permissible.

(f) Purchaser recognizes that an investment in the Shares involves a high degree of risk and that the purchase of the Shares is a long-term investment. Purchaser has a financial net worth or anticipated income such that a sale of the Shares need not be made in the foreseeable future to satisfy any financial obligation of which Purchaser is or contemplates Purchaser will become subject.

(g) Purchaser understands that exemptions from the registration and qualification requirements may not be available to Purchaser, and, except as provided in this Agreement, the Company will have no obligation to assist Purchaser in registering or qualifying a disposition of the Shares or in obtaining or establishing an exemption from such registration or qualification requirements.

(h) The Purchaser understands that any certificate representing the Shares will bear legends stating in effect that the issuance or sale of the Shares has not been registered under the Securities Act or any applicable state securities laws and such legends may refer to the restrictions on transfers and sales contained in this Agreement. Purchaser further understands that a stop-transfer restriction will be placed in the books and records of the Company with respect to the Shares.

(i) Purchaser's purchase of the Shares is not the result of any general solicitation or general advertising, including, but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; and
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

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(j)   Purchaser is an "Accredited Investor" as defined in Rule 501(a) of
Regulation D under the Securities Act.

(k) Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of the investment in the Shares.

(l) Purchaser has obtained and reviewed all information regarding the Company and the purchase of the Shares as Purchaser believes necessary or appropriate with respect to the purchase of the Shares. Purchaser has been given access to full and complete information regarding the Company and has utilized such access to its satisfaction for the purpose of obtaining information; and particularly, Purchaser has been given the opportunity to meet with representatives of the Company for the purpose of asking questions of, and receiving answers from, such representatives concerning the Company and the Shares and to obtain any additional information, to the extent reasonably available. Purchaser acknowledges that it has been provided all of the Company's publicly available reports and documents filed with the Commission through the date of this Agreement including, but not limited to, the Company's (1) Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003; (2) Annual Report to Shareholders for the fiscal year ended March 31, 2003; (3) Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2003, September 30, 2003 and December 31, 2003; and (4) proxy statement dated July 31, 2003. Purchaser has reviewed, or has had the opportunity to review, all such filings, to the extent deemed appropriate by the Purchaser.

(m) Purchaser acknowledges and understands that any information provided about the Company's future plans and prospects is uncertain and subject to all of the uncertainties inherent in future predictions.

(n) Purchaser understands that nothing in this Agreement or any other material presented to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has obtained, to the extent Purchaser deems necessary, personal and professional advice with respect to the risks inherent in the investment in the Shares in light of Purchaser's financial condition and investment needs.

(o) Purchaser understands that: (i) the Company has engaged legal counsel to represent the Company in connection with the offer and sale of securities contemplated herein; (ii) legal counsel engaged by the Company does not represent Purchaser or Purchaser's interests; and (iii) Purchaser is not relying on legal counsel engaged by the Company. Purchaser has had the opportunity to engage, and obtain advice from, Purchaser's own legal counsel with respect to the investment contemplated herein.

(p) Purchaser certifies, under penalty of perjury, that Purchaser is not subject to the backup withholding provisions of the Internal Revenue Code of 1986, as amended. (Note: Purchaser is subject to backup withholding if: (i) Purchaser fails to furnish its Social Security Number or Taxpayer Identification Number herein; (ii) the Internal Revenue Service notifies the Company that Purchaser furnished an incorrect Social Security Number or Taxpayer Identification Number; (iii) Purchaser is notified that it is subject to backup withholding; or (iv) Purchaser fails to certify

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that it is not subject to backup withholding or Purchaser fails to certify the
Purchaser's Social Security Number or Taxpayer Identification Number.)

(q) Purchaser's principal executive offices are located (if an entity), or Purchaser is a resident of the state (if an individual), as set forth on the Purchaser Signature Page hereto.

(r) If Purchaser is an entity, the individual signing on behalf of Purchaser agrees and certifies that this Agreement has been duly authorized by all necessary action on the part of Purchaser, has been duly executed by an authorized representative of Purchaser, and is a legal, valid, and binding obligation of Purchaser enforceable in accordance with its terms.

(s) During the period from the date Purchaser was first contacted with respect to the potential purchase of the Shares through the date of the execution of this Agreement by Purchaser, Purchaser did not, directly or indirectly, execute or effect or cause to be executed or effected any short sale, option or equity swap transaction in or with respect to the Common Stock or any other derivative security transaction the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with the ownership of the Shares by Purchaser.

(t) Upon the consummation of the sale of Shares contemplated by this Agreement, no agent, broker, investment banker or other person is or will be entitled to any broker's or finder's fee or any other commission or similar fee from Purchaser in connection with any of the transactions contemplated hereby. Purchaser understands that GunnAllen Financial, Inc. ("AGENT") is acting as placement agent in connection with the sale of Shares. Agent will receive from the Company a commission equal to 5% of the aggregate Purchase Price and a warrant to purchase 2,000 shares of Common Stock of the Company for every $50,000 in aggregate Purchase Price hereunder.

5.)   Lack of Availability of Rule 144 Under the Securities Act. Purchaser
understands and acknowledges that, except as set forth in Section 6(c), the Company has no obligation to undertake or complete a public sale of the Shares and that the Shares purchased hereby will remain subject to the restrictions on transferability described in this Agreement. Purchaser further understands and acknowledges that although the Company currently files periodic reports with the Commission pursuant to the requirements of Sections 13 or 15(d) of the Exchange Act it may not be obligated to file such reports at any time in the future. Purchaser also understands that the Company has not agreed to supply such other information as would be required to enable routine sales of the Company's common stock to be made under the provisions of certain rules respecting "restricted securities", including Rule 144 promulgated under the Securities Act by the Commission. Thus, Purchaser has been informed that the Company is not obligated to make publicly available or to provide Purchaser with the information required by Rule 144.

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6.)   Covenants of the Company.

(a) The Shares. The Shares to be issued under this Agreement, when paid for and issued in accordance with the terms hereof, shall be duly and validly issued and outstanding, fully paid and non-assessable.

(b) AMEX Listing. Promptly following the execution of this Agreement and payment of the Purchase Price, the Company will use its commercially reasonable efforts to cause the Shares to be listed on the American Stock Exchange.

(c) Piggyback Registration Rights. The Purchaser shall have the registration rights set forth herein:

            (1) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its shares of Common Stock, either for its own account or the account of a security holder or holders (other than: (i) a registration statement relating to any employee benefit plan of the Company, including but not limited to, Form S-8 under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the Commission; (ii) a registration statement of the Company relating to any corporate reorganization or other transaction under Rule 145, including any registration statements related to the issuance or resale of securities issued in such a transaction, (iii) a registration statement related to the offer and sale of debt securities; or (iv) a registration statement relating to any sale or merger of the Company, including but not limited to, Form S-4 under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the Commission), the Company shall;

                  a.    promptly give to each Holder written notice thereof; and

                  b. subject to Section 6(c)(2), include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests, made by any Holder within twenty (20) days after receipt of such written notice from the Company. If any Holder decides not to include all of its Registrable Securities in such registration, such holder of Registrable Securities shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statements as may be filed by the Company with respect to offerings of its Common Stock, all upon the terms and conditions set forth herein. Such notice sent by the Holder shall state the intended method of disposition of the Registrable Securities by the Holder.

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            (2)   Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 6(c)(1). In such event, the right of any Holder to registration pursuant to this Section 6(c) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 6(c), if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit on a pro rata basis (based on the total number of securities entitled to registration which are held by the Holders and by third parties) the number of Registrable Securities to be included in such registration or prohibit any Registrable Securities from being included in such underwriting; provided that no such reduction shall be made with respect to securities being offered by the Company for its own account. The Company shall advise all Holders proposing to distribute their securities through such underwriting of any such limitations, and the number of shares of Registrable Securities that may be included in the registration. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder proposing to distribute their securities through such underwriting to the nearest one hundred (100) shares. If any Holder proposing to distribute their securities through such underwriting disapproves of the terms of any such underwriting, he may elect, unless otherwise agreed in writing by such Holder, to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

            (3) Registration Expenses. The Company shall bear all Registration Expenses incurred in connection with all registrations pursuant to Section 6(c) hereof. All Selling Expenses relating to securities registered on behalf of a Holder pursuant to
                  Section 6(c) shall be borne by the Holder pro rata on the basis of the number of shares so registered.

            (4) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 6(c), whether or not any Holder has elected to include securities in such registration.

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            (5)   Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to Section 6(c), the Company will:

                  a. Keep each Holder advised as to the initiation of each registration, qualification and compliance and as to the completion thereof;

                  b. Prepare and, as soon as practicable, file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective until the earlier of the sale of the Registrable Securities so registered or ninety (90) days subsequent to the effective date of such registration;

                  c. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to make and to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement until the earlier of the sale of the Registrable Securities so registered or (90) days subsequent to the effective date of such registration statement;

                  d. Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such parties may reasonably request in order to facilitate the public offering of such securities; and

                  e. Use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such states as the Holders shall reasonably request, maintain any such registration or qualification current until the earlier of the sale of the Registrable Securities so registered or (90) days subsequent to the effective date of the registration statement, and take any and all other actions either necessary or advisable to enable the Holders to consummate the public sale or other disposition of the Registrable Securities in jurisdictions where the Holders desire to effect such sales or other disposition (but the Company shall not be required to take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject or to qualify as a foreign corporation in any jurisdiction where the Company is not so qualified).

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            (6)   Indemnification.

                  a. By the Company. For each registration effected pursuant to Section 6(c) in which the Holder's Registrable Securities are included in such registration, the Company will indemnify each Holder, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, with respect to each registration, qualification or compliance which has been effected pursuant to this Agreement, against all expenses, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder and each person who controls any underwriter within the meaning of
                        Section 15 of the Securities Act, for any legal and any other expenses reasonably incurred in connection with defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished to the Company expressly for use in connection with such registration by such Holder, controlling person or underwriter. It is agreed that the indemnity agreement contained in this Section 6(c)(6) shall not apply to amounts paid in settlement of any such litigation if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

                  b. By the Holder. The Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
                        Section 15 of the Securities Act, and each other holder of securities included in any registration

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                        effected pursuant to Section 6(c), each of their
                        officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, such holders, such directors, officers, legal counsel, independent accountants, persons, underwriters or controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document in reliance upon and in conformity with information furnished to the Company expressly for use in connection with such registration by such Holder.

                  c. Procedures. Each party entitled to indemnification under this Section 6(c) (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at its own expense; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

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                  d.    Contributions. If the indemnification provided for in
                        this Section 6(c)(6) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with that which resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent.

            (7) Information by Holder. Each Holder of Registrable Securities included in any registration shall furnish to the Company such information, including information regarding such Holder, the Registrable Securities held by them and the distribution proposed, as the Company may request in writing to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

            (8) Market Stand-Off Agreement. Each Holder agrees that if, in connection with any public offering of securities by the Company, the Company or the underwriters managing the offering so request, the Holder shall not offer to sell, sell, make any short sale of, loan, grant any option for the purchase of, pledge, hypothecate or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the date of the final prospectus for such offering), as may be requested by the Company or the underwriters. This paragraph shall be binding on all transferees or assignees of Registrable Securities, whether or not such persons are entitled to registration rights pursuant to Section 6(c) hereof.

            (9) Termination of Registration Rights. All rights granted and obligations imposed pursuant to Section 6(c) of this Agreement shall terminate as to each Holder at such time as such Holder can sell all of such Holder's Registrable Securities pursuant to Rule 144 under the Securities Act within any three (3) month period or immediately pursuant to Rule 144(k).

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      7.)   Confidentiality. Purchaser agrees that, except as provided in this paragraph, all information disclosed by the Company to Purchaser in connection with the sale of Shares is material non-public information and shall be considered "CONFIDENTIAL INFORMATION." Purchaser agrees to maintain the confidential nature of the Confidential Information and to prevent its unauthorized disclosure or dissemination, and agrees not to use the Confidential Information for any purpose other than evaluating the purchase of Shares hereunder. Confidential Information shall not, however, include information that is now or subsequently becomes generally known or available as the result of the Company's publication or filing of such information with the Commission. This Agreement and the provisions hereof shall be Confidential Information, provided that the Company may disclose this Agreement and the terms of this Agreement to the extent reasonably required to comply with the Company's disclosure obligations under the Exchange Act.

      8.)   Restriction on Transactions in Company Securities. Purchaser will not, without the prior written consent of the Company, during the "Lockup Period" as defined in this paragraph: (i) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any of the Shares or any other securities issued by the Company which are beneficially held by Purchaser;
(ii) sell, transfer or otherwise dispose of, or agree to sell, transfer or otherwise dispose of any options, rights or warrants to purchase any of the Shares or any other securities issued by the Company which are beneficially held by the undersigned; or (iii) sell or grant, or agree to sell or grant, options, rights or warrants with respect to any of the Shares or any other securities issued by the Company which are beneficially held by the undersigned. The foregoing does not prohibit gifts to donees or transfers by will or the laws of descent to heirs or beneficiaries provided that such donees, heirs and beneficiaries shall be bound by the restrictions set forth herein. The term "LOCKUP PERIOD" shall mean the period beginning on the date of this Agreement and ending on August 16, 2004.

      9.)   Miscellaneous Provisions.

      (a) Representations Survive Delivery. The representations, warranties and agreements of the Company and of the Purchaser contained in this Agreement will remain operative and in full force and effect and will survive the receipt of the Purchase Price by the Company, and the issuance to the Purchaser of the Shares.

      (b) Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supercedes all prior and contemporaneous arrangements or understandings with respect thereto.

      (c) Correctness of Information; Changes. All of the foregoing information which Purchaser has provided concerning Purchaser, Purchaser's financial position and Purchaser's knowledge of financial and business matters, is correct and complete as of the date set forth herein.

      (d) Indemnification. Purchaser severally agrees to indemnify the Company against and to hold the Company harmless from any damage, loss, liability, claim or expense including, without limitation, reasonable attorneys' fees resulting from or arising out of the inaccuracy or alleged inaccuracy of any of the representations, warranties or statements of the investor contained in this

Agreement, including without limitation any violation or alleged violation of the registration requirements of the Securities Act or applicable state law in connection with any subsequent sale of the Shares by Purchaser.

      (e) Additional Information. Purchaser shall supply such additional information and documentation relating to Purchaser and any persons who have any rights or interest in Purchaser as may be requested by the Company in order to ensure compliance by the Company with applicable laws.

      (f) Arbitration. Purchaser further agrees that any dispute regarding this Agreement or Purchaser's purchase of the Shares (including without limitation claims pursuant to federal or state securities laws), including any claim which is made against any placement agent or broker-dealer involved in the offer or sale of the Shares, shall be resolved by arbitration which shall be the sole forum for resolution of any such disputes. Unless otherwise agreed by the parties, any such proceedings shall be brought in the State of Minnesota, Hennepin County, pursuant to the Rules and Code of Arbitration of the America Arbitration Association, except that if a bona fide claim is made against the Company, and a placement agent or broker-dealer is named in connection with such claim, then such claim shall be brought pursuant to the Rules and Code of Arbitration of the National Association of Securities Dealers, Inc. The foregoing notwithstanding, any party may seek equitable relief from a court of competent jurisdiction.

      (g) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota without reference to Minnesota conflicts of law provisions. Actions or proceedings litigated in connection with this Agreement, if any, shall be venued exclusively in the state and federal courts located in the County of Hennepin, State of Minnesota.

      (h) Assignment. This Agreement may not be pledged, assigned or otherwise transferred by Purchaser except by operation of law but all the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforced by the successors in interest of the parties hereto.

      (i) Successors and Assigns. The representations and warranties made by the Purchaser in this Agreement are binding on the Purchaser's successors and assigns and are made for the benefit of the Company and any other person who may become liable for violations of applicable securities laws as a result of the inaccuracy or falsity of any of the Purchaser's representations or warranties.

      (j) Notice. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other party:

                  If to the Company, to:
                  Redline Performance Products, Inc.

                  2510 Commerce Way
                  Vista, California 92083
                  Attention: CFO

                  If to a Purchaser, to:
                  the address set forth on the signature page of this Agreement

      (k) Amendments. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by a Purchaser or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given.

      (l) Counterparts; Execution. This Agreement may be executed by the Company and by Purchaser in separate and several counterparts, each of which shall be deemed an original. Any signature delivered by facsimile transmission shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

                            [SIGNATURE PAGES FOLLOW ]

                                 SIGNATURE PAGE

      IN WITNESS WHEREOF, the parties have caused this Common Stock Purchase Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

REDLINE PERFORMANCE PRODUCTS, INC.

/s/ Mark A. Payne
----------------------------------
Mark A. Payne, President

                            PURCHASER SIGNATURE PAGE

      The undersigned Purchaser hereby executes the Common Stock Purchase Agreement with Redline Performance Products, Inc. (the "COMPANY") and hereby authorizes this signature page to be attached to a counterpart of such document executed by a duly authorized officer of the Company.

Purchaser:

Signature:                                        By: __________________________

                                                  Its: _________________________

Number of Shares of Common Stock Purchased:       ______________________________

Cash Consideration:                               ______________________________

Name in which shares of Common Stock
are to be registered:                             ______________________________

Address of registered holder:                     ______________________________

Social Security or Tax ID No. of registered
holder:                                           ______________________________

Contact name and telephone number regarding
settlement and registration:                      ______________________________
                                                  Name

                                                  ______________________________
                                                  Telephone Number

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ANY SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION THEREOF MAY BE MADE ONLY (I) IN A REGISTRATION OR QUALIFICATION OR (II) IF AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY.

Void After 5:00 p.m. Minneapolis, Minnesota time on May 14, 2009

                       REDLINE PERFORMANCE PRODUCTS, INC.

                          COMMON STOCK PURCHASE WARRANT

Warrant No. _____                                               Shares: ________

      THIS CERTIFIES that, subject to the terms and conditions herein set forth, ________________________, or its registered assigns (the "HOLDER") is entitled to purchase from REDLINE PERFORMANCE PRODUCTS, INC., a Minnesota corporation (the "COMPANY"), at any time or from time to time prior to the time and date set forth above, ____________________________(_______) fully paid and non-assessable shares of common stock of the Company (such class of stock being referred to as the "COMMON STOCK" and such shares of Common Stock which may be acquired upon exercise of this Warrant being referred to as the "SHARES"). This warrant ("WARRANT") is being issued in connection with a private placement by the Company of shares of Common Stock and warrants to purchase Common Stock intended to raise $750,000 pursuant to a Common Stock Purchase Agreement dated April 21, 2004, as amended May 14, 2004.

      This Warrant is subject to the following terms and conditions:

      1.)   Purchase Price. Subject to adjustment as hereinafter provided, the purchase price of one Share shall be One and NO/100 Dollars ($1.00). The purchase price of one Share is referred to herein as the "WARRANT PRICE."

      2.)   Adjustment of Warrant Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

      (a) Adjustment for Stock Dividends, Splits and Consolidations. In case the Company shall at any time subdivide the outstanding Common Stock into a greater number of shares of Common Stock or declare a dividend payable in Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock purchasable pursuant to this Warrant shall be proportionately increased, and conversely, in case the outstanding Common Stock shall be combined into a smaller number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately reduced, in each case by the ratio which the total number of shares of Common Stock to be outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

      (b) Adjustment for Reorganizations or Consolidations. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets ("SUBSTITUTED PROPERTY") with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such substituted property as would have been issued or delivered to the Holder if it had exercised this Warrant and had received upon exercise of this Warrant the Shares prior to such reorganization, reclassification, consolidation, merger or sale.

      3.)   No Fractional Shares. No fractional Shares of Common Stock will be issued in connection with any exercise of this Warrant. In lieu of any fractional Shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company.

      4.)   Covenants of the Company. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of Shares upon the exercise of this Warrant. The Company further covenants that all Shares that may be issued upon the exercise of this Warrant will, upon payment and issuance, be duly authorized and issued, fully paid and nonassessable shares of Common Stock.

      5.)   Exercise of Warrant. This Warrant may be exercised by the registered
Holder, in whole or in part, by the surrender of this Warrant at the principal office of the Company, together with the form of exercise hereof duly executed, accompanied by payment in full of the amount of the aggregate Warrant Price in cash, cashier's check, bank draft or another type of payment acceptable to the Company. Upon partial exercise hereof, a new warrant or warrants containing the same date and provisions as this Warrant shall be issued by the Company to the registered Holder for the number of Shares of Common Stock with respect to which this Warrant shall not have been exercised. Upon each exercise of this Warrant the Holder shall exercise this Warrant and purchase the lesser of 500 Shares and the balance of Shares available for issuance under the Warrant. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date the Company is in receipt of this Warrant, written notice of exercise, and

                                       2.

payment for the number of Shares being acquired upon exercise of this Warrant. The person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the Holder of such Shares of record as of the close of business on such date. As promptly as practicable on or after such date, the Company will issue the Shares to Holder either in the form of a certificate registered in the name of Holder or by recording such issuance on the Company's electronic stock records, as may be directed by the Company to its transfer agent and registrar, together with cash in lieu of any fraction of a Share, as provided above.

      6.)   Compliance with Securities Laws and Other Transfer Restrictions. The
Holder of this Warrant, by acceptance hereof, agrees, represents and warrants that this Warrant and the Shares which may be issued upon exercise hereof are being acquired for investment, that the Holder has no present intention to resell or otherwise dispose of all or any part of this Warrant or any Shares, and that the Holder will not offer, sell or otherwise dispose of all or any part of this Warrant or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "SECURITIES ACT") or applicable state securities laws.

      7.)   Restrictive Legend. The Holder agrees that the Company may place one or more restrictive legends on any certificates evidencing the Shares containing substantially the following language:

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and have not been registered under any state securities law, and are subject to a subscription and investment representation agreement. They may not be sold, offered for sale, or transferred in the absence of either an effective registration under the Securities Act of 1933, as amended, and under the applicable state securities laws, or an exemption from registration under the Securities Act of 1933, as amended, and under the applicable state securities laws.

      8.)   Subdivision of Warrant. At the request of the Holder of this Warrant in connection with a transfer or exercise of a portion of the Warrant, upon surrender of such Warrant for such purpose to the Company, the Company at its expense will issue and exchange therefore warrants of like tenor and date representing in the aggregate the right to purchase such number of Shares of such Common Stock as shall be designated by such Holder at the time of such surrender; provided, however, that the Company's obligations to subdivide securities under this Section shall be subject to and conditioned upon the compliance of any such subdivision with applicable state securities laws and with the Securities Act.

      9.)   Delay in Exercise. Notwithstanding anything herein to the contrary, the Company shall have the right to delay any exercise for a period of up to one hundred eighty (180) days for the purpose of: (a) ensuring the availability of an exemption under applicable securities laws for the issuance of the Shares to the Holder in light of the transactions by the Company in its securities; and/or
(ii) facilitating a distribution of the Company's securities. In either case, if the Company elects to delay any such exercise, the Company shall inform the Holder, in writing, of such delay and the terms of such delay. Any such delay shall not lead to any change in the Warrant Price or the terms of the Warrant and shall not extend the term of any Warrant unless

                                       3.

such delay would extend past the expiration date of such Warrant. In such case, the expiration date shall be extended to thirty (30) days after the end of such delay.

      10.) Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dates as of such cancellation, in lieu of this Warrant.

      11.) Registration Rights. The Holder shall have the registration rights set forth herein:

      (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its shares of Common Stock, either for its own account or the account of a security holder or holders (other than: (i) a registration statement relating to any employee benefit plan of the Company, including but not limited to, Form S-8 under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission (the "COMMISSION"); (ii) a registration statement of the Company relating to any corporate reorganization or other transaction under Rule 145, including any registration statements related to the issuance or resale of securities issued in such a transaction,
      (iii) a registration statement related to the offer and sale of debt securities; and (iv) a registration statement relating to any sale or merger of the Company including, but not limited to, Form S-4 under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the Commission), the Company shall;

            (1)   promptly give written notice thereof to the Holder; and

            (2) subject to Section 11(b), include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all of the Shares specified in a written request or requests, made by any Holder within twenty (20) days after receipt of such written notice from the Company. If any Holder decides not to include all of its Shares in such registration, such holder of Shares shall nevertheless continue to have the right to include any Shares in any subsequent registration statements as may be filed by the Company with respect to offerings of its Common Stock, all upon the terms and conditions set forth herein. Such notice sent by the Holder shall state the intended method of disposition of the Shares by the Holder.

      (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 11(a)(1). In such event, the right of any Holder to registration pursuant to this Section 11 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Shares in the

                                       4.

      underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 11(b), if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit on a pro rata basis (based on the total number of securities entitled to registration which are held by the Holder and by third parties) the number of Shares to be included in such registration or prohibit any Shares from being included in such underwriting; provided that no such reduction shall be made with respect to securities being offered by the Company for its own account. The Company shall advise all Holders proposing to distribute their Shares through such underwriting of any such limitations, and the number of Shares that may be included in the registration. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of Shares allocated to any Holder proposing to distribute their securities through such underwriting to the nearest one hundred (100) shares. If any Holder proposing to distribute their securities through such underwriting disapproves of the terms of any such underwriting, he may elect, unless otherwise agreed in writing by such Holder, to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

      (c) Registration Expenses. Except as expressly provided in this paragraph, the Company shall bear all expenses incurred in connection with each registration pursuant to Section 11, including all registration fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. The Holder shall bear all underwriting discounts, selling commissions, stock transfer taxes and fees of counsel to holders of Shares applicable to the securities included in a registration under Section 11, which expenses shall be borne by the Holder pro rata on the basis of the number of shares so registered.

      (d) Right to Terminate Registration. Notwithstanding any provision herein to the contrary, the Company shall have the right to terminate or withdraw any registration initiated by it under this Section 11, whether or not any Holder has elected to include securities in such registration.

      (e) Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to Section 11, the Company will:

            (1) Keep each Holder advised as to the initiation of each registration, qualification and compliance and as to the completion thereof;

            (2) Prepare and, as soon as practicable, file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective until the earlier of the sale of the Shares so

                                       5.

                  registered or ninety (90) days subsequent to the effective date of such registration;

            (3) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to make and to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement until the earlier of the sale of the Shares so registered or (90) days subsequent to the effective date of such registration statement;

            (4) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such parties may reasonably request in order to facilitate the public offering of such securities; and

            (5) Use its commercially reasonable efforts to register or qualify the Shares covered by such registration statement under the securities or blue sky laws of such states as the Holders shall reasonably request, maintain any such registration or qualification current until the earlier of the sale of the Shares so registered or (90) days subsequent to the effective date of the registration statement, and take any and all other actions either necessary or advisable to enable the Holders to consummate the public sale or other disposition of the Shares in jurisdictions where the Holders desire to effect such sales or other disposition (but the Company shall not be required to take any action that would subject it to the general jurisdiction of the courts of any jurisdiction in which it is not so subject or to qualify as a foreign corporation in any jurisdiction where the Company is not so qualified).

      (f)   Indemnification.

            (1)   By the Company. For each registration effected pursuant to
                  Section 11 in which the Holder's Shares are included in such registration, the Company will indemnify each Holder, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, and each underwriter, if any, and each person who controls any underwriter within the meaning of
                  Section 15 of the Securities Act, with respect to each registration, qualification or compliance which has been effected pursuant to this Agreement, against all expenses, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, or any amendment or supplement

                                       6.

                  thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, for any legal and any other expenses reasonably incurred in connection with defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished to the Company expressly for use in connection with such registration by such Holder, controlling person or underwriter. It is agreed that the indemnity agreement contained in this Section 11(f)(1) shall not apply to amounts paid in settlement of any such litigation if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

            (2) By the Holder. The Holder will, if Shares held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and its legal counsel and independent accountants, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other holder of securities included in any registration effected pursuant to Section 11(a), each of their officers and directors and each person controlling such holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, such holders, such directors, officers, legal counsel, independent accountants, persons, underwriters or controlling persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document in reliance upon and in conformity with information furnished

                                       7.

                  to the Company expressly for use in connection with such registration by such Holder.

            (3)   Procedures. Each party entitled to indemnification under this
                  Section 11(f) (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at its own expense; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

            (4)   Contributions. If the indemnification provided for in this
                  Section 11(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with that which resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent.

      (g) Information by Holder. Each Holder of Shares included in any registration shall furnish to the Company such information, including information regarding such Holder, the Shares held by them and the distribution proposed, as the Company may request in

                                       8.

      writing to enable the Company to comply with the provisions hereof in connection with any registration, qualification or compliance referred to in this Agreement.

      (h) Market Stand-Off Agreement. Each Holder agrees that if, in connection with any public offering of securities by the Company, the Company or the underwriters managing the offering so request, the Holder shall not offer to sell, sell, make any short sale of, loan, grant any option for the purchase of, pledge, hypothecate or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the date of the final prospectus for such offering), as may be requested by the Company or the underwriters. This paragraph shall be binding on all transferees or assignees of Shares, whether or not such persons are entitled to registration rights pursuant to Section 11 hereof.

      (i) Termination of Registration Rights. All rights granted and obligations imposed pursuant to Section 11 of this Agreement shall terminate with respect to all Shares that have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, and as to each Holder, at such time as such Holder may sell all of such Holder's Shares which have not been sold as provided above, pursuant to Rule 144 under the Securities Act within any three (3) month period or immediately pursuant to Rule 144(k).

      12.) Call Provision. During any period in which the Company is a reporting company under the Securities Exchange Act of 1934, as amended, and the reported closing price of the Company's Common Stock for not less than thirty
(30) consecutive trading days was not less than five (5) times the Warrant Price, the Company shall have the right to call and terminate the Warrant, without paying any additional consideration for the Warrant, and shall deliver written notice to the Holder ("CALL NOTICE") of the effectiveness of the call right. The Holder shall have thirty (30) days from the date of the Call Notice ("CALL PERIOD") during which the Holder may exercise the Warrant. If the Warrant is not exercised during the Call Period, the Holder shall deliver the Warrant to the Company for cancellation. Cancellation of the Warrant shall be effective on the Company's books and records notwithstanding the Holder's failure to deliver the Warrant to the Company for cancellation.

      13.) No Shareholder Rights. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company prior to exercise of this Warrant.

      14.) No Limitation on Corporate Action. No provisions of the Warrant and no right or option granted or conferred hereunder shall in any way limit, affect, or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize or merge with or into another corporation, or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

      15.) Miscellaneous. This Warrant shall be governed by the laws of the State of Minnesota without reference to such state's choice of laws provisions. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to

                                       9.

constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered Holder hereof. All notices and other communications from the Company to the Holder of this Warrant shall be by certified mail, return receipt requested, or by overnight delivery service to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.

ISSUED this 14th day of May, 2004.

REDLINE PERFORMANCE PRODUCTS, INC.

_______________________________________
Mark A. Payne
President and CFO

                                      10.

                                  EXERCISE FORM
                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)

Redline Performance Products, Inc.

      The undersigned, the holder of the within warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder ____________ shares of the Common Stock, $.01 par value, of Redline Performance Products, Inc. and herewith makes payment of $___________ therefor, and requests that the certificates for such shares be issued in the name of ____________________________ and be delivered to _______________________
whose address is: _____________________________________.

Dated: _____________, 20___

_______________________________________
Warrant Holder

_______________________________________
Signature

_______________________________________
Name Typed or Printed

_______________________________________
Residence Address

_______________________________________
City, State and Zip Code

_______________________________________
Mailing Address

_______________________________________
City, State and Zip Code

_______________________________________
Telephone Number

_______________________________________
Facsimile Number

_______________________________________
Tax Identification Number
or Social Security Number

                                 ASSIGNMENT FORM
                (TO BE SIGNED ONLY UPON TRANSFER OF THE WARRANT)

      For value received, the undersigned hereby sells, assigns and transfer unto __________________________________________ the right represented by the within Warrant to purchase __________ of the shares of common stock, $0.01 par value, of Redline Performance Products, Inc. to which the within Warrant relates, and appoints _______________________ attorney to transfer said right on the books of Redline Performance Products, Inc., with full power of substitution in the premises.

Dated: _____________________________             _______________________________
                                                 (Signature must conform in all
                                                 respects to the name of holder
                                                 as specified on the face of the
                                                 warrant)

______________________________________________________________________ (Address)

___________________________________________________________ (City - State - Zip)

In the presence of: